PRESIDENT'S LETTER                                            FEBRUARY 14, 1996


Dear Emerging Growth Portfolio Shareholder:

The surprising returns of this past year underscore the old Wall Street adage "the Market tends to do what we least expect". While the most optimistic money managers felt that the returns in 1995 would possibly be in line with historic average market returns, few guessed that the lowering of interest rates, combined with the corporate leanness resulting from past restructuring, would lead to the exceptional stock market gains actually experienced in 1995. This surprisingly strong market reemphasizes the importance of long term investing and staying fully invested at all times so as not to miss these big gains when they occur. After the spectacular 87% gain in 1991, I did not expect to see another 40+ percent gain in this decade. I certainly don't expect to see yet another such gain this decade, but who knows? A friend once stated that those who try to guess the direction of interest rates are former weathermen who were not accurate enough at forecasting the weather to keep their jobs. Much the same could be said of those trying to anticipate the direction of the stock market.

Fortunately, our policy of generally remaining fully invested produced excellent results in 1995. Not only did we experience a very substantial increase in Net Asset Value (42.6% including the reinvestment of the $1.42 long term capital gain distribution) compared to 37.6% for the total return S&P 500, 39.9% for the NASDAQ Composite, and 28.4% for the Russell 2000, a small-cap stock index, but in addition your trustees voted to reduce the 12b-1 fee by 50% to 25 basis points effective January 1st. This reduction means that your fund now qualifies as a "no-load" fund. The expense ratio should also decline this year as a result of that reduction. Your trustees felt that the fund has now grown to a sufficient size that less incentives are needed to grow it further. In fact, there is a practical limit as to how large we would like to see this portfolio become since it can be difficult to purchase large positions of small-cap stocks. While the Emerging Growth Portfolio can purchase companies of any market-cap size, it aims to purchase companies with market-caps of between $100 million and $1 billion, generally considered to be "small-cap".

We have also added a second portfolio this year, the Micro-Cap Portfolio, which invests in the smallest companies which meet our "octagon" investment criteria. The Micro-Cap Portfolio focuses on companies with market-caps below $100 million, through some small-cap companies of somewhat larger size may be included. You can switch from one portfolio to the other with a phone call to our shareholder service center (800-245-7311) though a one quarter of one percent redemption charge would apply to redemptions of the Micro-Cap Portfolio only. That redemption charge does not go to the distributor or investment advisor, but rather accrues to the benefit of the remaining Micro-Cap shareholders. We suggest that trying to trade between the portfolios is not a prudent idea, but diversifying your investments between the two portfolios may be.

As we look forward to 1996, though the year started with some pressure on NASDAQ stocks, especially "technology" stocks, we believe that smaller, rapidly growing companies represent the best investment opportunity in the market today.

Finally, I would like to thank you for investing in our fund. Share prices can be quite volatile on a day-to-day basis, but over the long run, accepting that volatility should produce reasonable rewards. If you have any questions about your account, please call shareholder services at 800-245-7311 during normal business hours. If you have any questions about the fund's portfolio or investment policy, please feel free to call me or either of our assistant portfolio managers, Martin Yokosawa or Chip Roberts, at 800-323-6166. We're usually in the office from 7:30 A.M. until 6:00 P.M. central time during the week, and from 10:00 until noon on Saturday. If you're in the Chicago area, we would be glad to have you visit us. We anticipate an early April move into new offices at 951 Ice Cream Drive, North Aurora, Illinois, just off the I-88 Tollway.
              /s/ James D. Oberweis
              James D. Oberweis
              President

MANAGEMENT DISCUSSION AND ANALYSIS


The Oberweis Emerging Growth Portfolio is positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on the fastest-growing companies. The market for such companies (and most other investments) was particularly strong in 1995, causing the Portfolio to have a return substantially above the NASDAQ Composite and the Russell 2000 indices. The after-cost return of the Portfolio was 42.6%, somewhat better than the 39.9% gain in the NASDAQ Composite and far ahead of the 28.4% gain in the small-cap oriented Russell 2000 Index. The Portfolio's one year, five-year, and life-of-Portfolio returns are all substantially above the S&P 500 Index, the Russell 2000 Index, the NASDAQ Composite, and most other broad stock market averages. We continue to believe that investing in rapidly growing companies using our "octagon" criteria will produce above average long term investment results, though, of course, there are no guarantees. The decline in interest rates in 1995 tended to cause investors to increase the price they were willing to pay for each $1 of corporate earnings. At the same time, total corporate earnings were rising rapidly, helping to push stock prices sharply higher. The relatively strong performance of the stocks of fast-growing companies in 1995 enabled the Portfolio to achieve extraordinary returns. The Portfolio's performance was helped by a continuing reduction in expenses. In 1995, the Portfolio's expense ratio declined to 1.73% from 1.78% in 1994, and from 1.80% in 1993. The Portfolio is not specifically committed either to investing in small companies or to a "Growth" style of investing, where stocks are purchased (regardless of their price) based on the manager's expectation of growing earnings. Nor is the Portfolio subject to a "momentum" style of investing where stocks are purchased solely because they are moving up in price. Typically, the Portfolio seeks to buy companies whose revenues and earnings are growing at a rate in excess of 30% per annum, and whose shares sell at a P.E. not greater than one-half of the company's rate of growth. This strategy combines the best features of growth and value investing. Historically, most of the companies identified by this strategy are smaller than the median New York Stock Exchange-listed company, although there are notable exceptions. A majority of portfolio companies have generally been traded over-the-counter. Portfolio turnover in 1995 was a moderate 79%, up slightly from 1994's 66%.

MANAGEMENT DISCUSSION AND ANALYSIS


                          AVERAGE ANNUAL RETURNS (1)
                        PERIODS ENDED DECEMBER 31, 1995

                                      1     5   LIFE OF FUND
                                    YEAR  YEAR    (1/7/87)
------------------------------------------------------------
Oberweis Emerging Growth Portfolio  42.6% 26.3%    16.3%
S&P 500                             37.6% 16.6%    13.8%
Russell 2000                        28.4% 21.0%    11.2%

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                   FROM JANUARY 7, 1987 TO DECEMBER 31, 1995

                       [PERFORMANCE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


(1) Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Results include the reinvestment of all dividends and capital gains distributions. The Standard and Poor's Stock Index is an unmanaged index generally representative of the U.S. stock market. The Russell 2000 Index is an unmanaged index consisting of 2000 small cap securities with an average market capitalization of approximately $255 million. A sales load of 4% was charged until December 31, 1991 and is not reflected in the total return figures or graph above.

OBERWEIS EMERGING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995 (Value in thousands)

Equity Securities - 96.7%

 Shares     Company (Closing Price)                      Value
            AIRLINES--2.2%
  **120,000 ValuJet Airlines, Inc.@24.750               $  2,970
            APPAREL--0.6%
     40,000 Kenneth Cole Productions, Inc.@18.750            750
            COMMERCIAL SERVICES--4.4%
     15,000 Apac Teleservices, Inc.@33.375                   501
     20,000 Central Sprinkler Corp.@35.500                   710
     70,000 Employee Solutions, Inc.@34.000                2,380
     15,000 ITI Technologies, Inc.@29.750                    446
     31,000 RTW, Inc.@26.250                                 814
     25,000 Sheridan Healthcare, Inc.@12.125                 303
     30,000 Sterling Healthcare Group@10.625                 319
     10,000 Sylvan Learning Centers@29.750                   298
     15,000 Vista 2000, Inc.@9.875                           148
                                                           5,919
            COMPUTER GRAPHICS--0.6%
   **10,000 Diamond Multimedia Systems, Inc.@35.875          359
     20,000 Pinnacle Systems, Inc.@24.750                    495
                                                             854
            COMPUTER--INTEGRATED SYSTEMS--3.7%
     58,000 Brooktrout Technology, Inc.@28.500             1,653
     20,000 Data Research Associates, Inc.@18.750            375
     20,000 HCIA, Inc.@46.750                                935
     20,000 Kronos, Inc.@47.500                              950
     60,000 PC Docs Group International, Inc. @17.875      1,073
                                                           4,986
            COMPUTER--LOCAL NETWORKS--3.9%
     20,000 Auspex Systems, Inc.@18.250                      365
   **80,000 Madge Networks N.V.@44.750                     3,580
     80,000 Microdyne Corp.@17.000                         1,360
                                                           5,305
            COMPUTER--MEMORY DEVICES--2.0%
   **58,500 Alliance Semiconductor Corp.@11.625              680
      1,000 Network Appliance, Inc.@40.125                    40
     20,000 Sandisk Corp.@15.000                             300
     70,000 Silicon Storage Technology, Inc.@13.250          928
     20,000 Veritas Software Corp.@38.000                    760
                                                           2,708
            COMPUTER--MINI/MICRO--0.8%
     40,000 Micron Electronics, Inc.@10.7500                 430
     52,000 *Scientific Technologies, Inc. @11.500           598
                                                           1,028

 Shares     Company (Closing Price)                        Value
            COMPUTER--OPTICAL RECOGNITION--0.5%
     30,000 Robotic Vision Systems, Inc.@24.125           $    724
            COMPUTER PERIPHERALS--6.1%
    110,000 Eltron International, Inc.@35.500                3,905
  **132,000 Mylex Corp.@19.125                               2,525
   **20,000 *U.S. Robotics Corp.@87.750                      1,755
                                                             8,185
            COMPUTER SERVICES--2.7%
     11,900 AmeriData Technologies, Inc. Warrants@0.000         --
    100,000 CIBER, Inc.@23.375                               2,337
     55,000 Innodata Corp.@4.375                               241
     25,000 Renaissance Solutions, Inc.@14.250                 356
     75,000 Techforce Corp.@8.750                              656
                                                             3,590
            COMPUTER SOFTWARE--15.8%
        900 Advent Software, Inc.@17.750                        16
    100,000 Applix, Inc.@27.250                              2,725
     10,500 Astea International, Inc.@22.875                   240
     14,000 Citrix Systems, Inc.@32.500                        455
     10,000 Computron Software, Inc.@18.000                    180
     50,000 Datastream Systems, Inc.@19.000                    950
   **50,000 Electronics for Imaging, Inc.@43.750             2,187
     30,000 Firefox Communications, Inc.@23.500                705
     25,000 Gemstar International Group LTD@28.375             709
      2,000 GT Interactive Software@14.000                      28
     30,000 Hummingbird Communications Ltd.@40.500           1,215
     20,000 Insignia Solutions, Inc.@11.750                    235
     20,000 Legato Systems, Inc.@31.000                        620
   **10,000 Macromedia, Inc.@52.250                            523
     30,000 MDL Information Systems@23.000                     690
     60,000 Natural MicroSystems Corp.@30.500                1,830
   **40,000 NetManage, Inc.@23.250                             930
     41,000 On Technology Corp.@13.000                         533
     20,000 Periphonics Corp.@27.750                           555
    100,000 Physician Computer Network@9.000                   900
     30,000 Platinum Technology, Inc.@18.375                   551
     25,000 Project Software & Development@34.875              872
     17,500 Remedy Corp.@59.250                              1,037
     10,000 Seer Technologies, Inc.@12.500                     125
     22,500 Smith Micro Software, Inc.@6.750                   152
     20,000 Software Artistry, Inc.@15.000                     300
     55,000 Systemsoft Corp.@11.250                            619

See notes to Portfolio of Investments.

 Shares     Company (Closing Price)                          Value
     70,000 Tecnomatix Technologies@12.500                  $    875
     50,000 Touchstone Software Corp.@4.000                      200
     15,600 Unison Software, Inc.@17.250                         269
                                                              21,226
            CONSUMER PRODUCTS--0.2%
     10,000 Blyth Industries, Inc.@29.500                        295
            COSMETICS/PERSONAL CARE--0.4%
     64,000 Parlux Fragrances, Inc.@8.875                        568
            DRUGS--2.5%
     40,000 Chantal Pharmaceutical@27.250                      1,090
     20,000 Dura Pharmaceuticals, Inc.@34.750                    695
     31,000 Watson Pharmaceuticals, Inc.@49.000                1,519
                                                               3,304
            ELECTRICAL & ELECTRONIC EQUIPMENT--3.4%
     35,000 Nu Horizons Electronics Corp.@17.750                 621
     20,000 Proxim, Inc.@17.750                                  355
     35,000 *Robbins & Meyers, Inc.@30.000                     1,050
     56,250 Symetrics Industries, Inc.@7.750                     436
     20,000 Thermospectra Corp.@15.625                           313
     12,500 Zing Technologies, Inc.@9.750                        122
     70,000 Zygo Corp.@25.125                                  1,759
                                                               4,656
            ELECTRONICS--COMPONENTS/ SEMICONDUCTORS--9.6%
     10,000 ADE Corp.@14.500                                     145
     37,000 Advanced Energy Inds.@9.000                          333
   **60,000 Atmel Corp.@22.375                                 1,342
     20,000 Brooks Automation, Inc.@13.250                       265
     35,000 C.P. Clare Corp.@20.500                              717
     60,000 ESS Technolgy@23.000                               1,380
    100,000 Flextronics International Ltd.@30.000              3,000
    100,000 Genus, Inc.@7.500                                    750
     25,000 Integrated Device Technology, Inc.@12.875            322
     20,000 Integrated Silicon Solution@16.734                   335
     50,000 Mattson Technology, Inc.@15.000                      750
     20,000 Micro Linear Corp.@10.250                            205
   **50,000 Oak Technology, Inc.@42.250                        2,113
     80,000 Photon Dynamics, Inc.@8.000                          640
     50,000 Quickturn Design Systems@10.000                      500
     20,000 Telcom Semiconductor, Inc.@7.250                     145
                                                              12,942

 Shares     Company (Closing Price)                              Value
            ELECTRONICS-LASER SYSTEMS/
            COMPONENTS--2.3%
    126,000 II-VI, Inc.@10.750                                  $  1,354
     20,000 Charter Power Systems@28.750                             575
     10,000 Chicago Miniature Lamp, Inc.@23.000                      230
     30,000 Electro Scientific Industries, Inc.@29.250               877
                                                                   3,036
            FINANCIAL/BUSINESS SERVICES--0.9%
     20,000 First Merchants Acceptance@18.500                        370
     40,000 Mercer International, Inc.@20.500                        820
                                                                   1,190
            FOOD--MISCELLANEOUS--0.3%
     25,000 Odwalla, Inc.@16.500                                     412
            HEALTH MAINTENANCE ORGANIZATION--0.5%
     15,000 Compdent Corp.@41.500                                    622
            INSURANCE--0.3%
     10,000 HCC Insurance Holdings, Inc.@37.000                      370
            LEISURE & RECREATION PRODUCTS--3.8%
     10,000 Morrow Snowboards, Inc.@16.250                           163
     67,500 Regal Cinemas, Inc.@29.750                             2,008
   **70,000 Ride, Inc.@32.625                                      2,284
     20,000 West Marine, Inc.@31.250                                 625
                                                                   5,080
            MACHINERY--5.4%
     15,000 3D Systems Corp.@23.750                                  356
     40,000 Gleason Corp.@32.500                                   1,300
     25,000 Global Industrial Technologies, Inc.@18.875              472
     10,000 Greenfield Industries, Inc.@31.250                       312
    116,000 *JLG Industries, Inc.@29.750                           3,451
      1,500 PRI Automation, Inc.@35.125                               53
     80,000 Zoltek Companies, Inc.@16.750                          1,340
                                                                   7,284
            MEDICAL EQUIPMENT & SUPPLIES--1.3%
     31,500 Chad Therapeutics, Inc.@15.625                           492
     90,000 FluroScan Imaging Systems, Inc.@6.500                    585
     50,000 Medicore, Inc.@4.750                                     238
     10,000 Quintiles Transnational Corp.@41.000                     410
                                                                   1,725
            MEDICAL--NURSING HOMES, OUTPATIENT HOMECARE--2.3%
     10,000 American Homepatient, Inc.@29.500                        295

See notes to Portfolio of Investments.

 Shares        Company (Closing Price)                       Value
     10,000    American Medical Response@32.500             $    325
     35,000    Apogee, Inc.@9.250                                324
     30,000    Horizon Mental Health@16.625                      499
      5,000    Physician Reliance Network, Inc.@39.750           199
     39,066    Retirement Care Associates, Inc.@10.125           396
    101,193(a) Retirement Care Associates, Inc.@6.764            684
     45,000    Transworld Healthcare, Inc.@9.000                 405
                                                               3,127
               METAL PRODUCTS--0.2%
     60,000    Cedar Group, Inc.@5.500                           330
               PERSONNEL PLACEMENT--0.2%
     10,000    Alternative Resources Corp.@30.250                302
               POLLUTION CONTROL--0.6%
     30,000    U.S. Filter Corp.@26.625                          799
               RESTAURANTS--5.5%
     75,000    Logan's Roadhouse, Inc.@17.250                  1,294
    100,000    Lone Star Steakhouse & Saloon, Inc.@38.375      3,837
     30,000    Outback Steakhouse, Inc.@35.875                 1,076
     20,000    Papa John's International, Inc.@41.187            824
    100,000    Pollo Tropical, Inc.@4.125                        412
                                                               7,443
               RETAIL--APPAREL--2.3%
     70,000    Gadzooks, Inc.@25.250                           1,767
     10,000    Gymboree Corp.@20.625                             206
     30,000    Just for Feet, Inc.@35.750                      1,073
                                                               3,046
               RETAIL--MISCELLANEOUS--1.4%
     10,000    Global Directmail Corp.@27.500                    275
     35,000    The Maxim Group, Inc.@13.500                      473
     25,000    Officemax, Inc.@22.375                            559
     30,000    The Sports Authority, Inc.@20.375                 611
                                                               1,918
               RETAIL/WHOLESALE COMPUTERS--0.4%
     40,500    Pomeroy Computer Resources@13.500                 547
               SCHOOLS--0.9%
     80,000    Youth Services International, Inc.@15.500       1,240
               SOAP & CLEANING PREPARATIONS--0.3%
     20,000    USA Detergents, Inc.@23.500                       470

 Shares        Company (Closing Price)                        Value
               TELECOMMUNICATIONS--6.8%
     50,000    Anicom Inc.@10.625                            $    531
     35,000    Blonder Tongue Laboratories@9.750                  341
    102,500    Brightpoint, Inc.@14.125                         1,448
     60,000    Coherent Communication Systems Corp.@19.250      1,155
     25,000    Gilat Satellite Networks Ltd.@25.250               631
     30,000    MRV Communications, Inc.@25.375                    761
     30,000    Satelite Technology Management @19.250             578
     50,000    Saville Systems Ireland@14.250                     712
   **29,000    Pairgain Technologies, Inc.@54.750               1,588
     20,000    Stratacom, Inc.@73.500                           1,470
                                                                9,215
               TEXTILE PRODUCTS--1.3%
     20,000    *St. John Knits, Inc.@53.125                     1,062
     39,900    Supreme International Co.@16.000                   638
                                                                1,700
               TRUCKING--0.3%
     25,000    Knight Transportation, Inc.@13.750                 344
               TOTAL EQUITY SECURITIES
               (COST: $87,073,000)                            130,210

Convertible Debt Obligations-3.4%

 Face
 Amount                                                       Value
               COMPUTER MEMORY DEVICES--0.5%
 $  600,000    *Seagate Technology
               6.75% due 5-1-12@113.000                      $    678
               MEDICAL--NURSING HOMES--1.6%
  1,500,000    *GranCare, Inc.
               6.50% due 1-15-03 @86.250                        1,294
  1,000,000    *Theratx, Inc.
               8.00% due 2-1-02@91.750                            918
                                                                2,212
               OIL & GAS--0.4%
    500,000    *Snyder Oil Corp.
               7.00% due 5-15-01@92.750                           464
               POLLUTION CONTROL--0.0%
    580,000(a) *Growth Environmental, Inc.
               9.00% due 4-30-97@0.244                              1
               RESTAURANTS 0.9%
  1,250,000    Hometown Buffet, Inc.
               7.00% due 12-1-02 @100.250                       1,253

See notes to Portfolio of Investments.

 Face
 Amount                                    Value
               RETAIL--0.0%
    600,000(a) *Zam's, Inc.
               7.50% due 10-31-00@0.000    $    --
               TOTAL CONVERTIBLE DEBT
               OBLIGATIONS (COST:
               $5,754,000)                   4,608
               TOTAL INVESTMENTS--
               100.1%                      134,818
                                          --------
               (COST: $92,827,000)

Covered Call Options-(0.6%)

 Contracts                                 Value
        585    Alliance Semiconductor
               Corp.,
               January $50                $     --
        600    Atmel Corp., February
               $35                             (11)
        100    Diamond Multimedia
               Systems,
               January $40                     (13)
        500    Electronics for Imaging,
               Inc., January $40              (225)
         10    Macromedia, Inc.,
               January $50                      (5)
         20    Macromedia, Inc.,
               January $55                      (5)
         20    Macromedia, Inc.,
               February $65                     (4)
         10    Madge Networks NV,
               January $50                      --
        150    Madge Networks NV,
               February $40                    (86)
        100    Madge Networks NV,
               February $45                    (28)
         50    Mylex Corp., February
               $22                              (4)
        200    NetManage, Inc., January
               $30                              (1)
        300    Oak Technology, Inc.,
               January $55                      (8)
         75    Pairgain Technologies,
               Inc., January $45               (79)
        200    Pairgain Technologies,
               Inc., January $55               (60)
        150    Ride, Inc., January $30         (51)
        200    U.S. Robotics Corp.,
               February $100                   (85)
        400    ValuJet Airlines, Inc.,
               March $25                      (125)
        200    ValuJet Airlines, Inc.,
               March $27                       (45)
                                          --------
               Total Covered Call
               Options                        (835)
               (Premium received:
               $1,493,000)
               OTHER ASSETS LESS
               LIABILITIES--0.5%               680
                                          --------
               NET ASSETS--100.0%         $134,663
                                          ========

Notes to Portfolio of Investments

* Income producing security during the year ended December 31, 1995.
**The aggregate market value of stocks held in escrow at December 31, 1995 covering open covered call options written was $13,057,000.
Based on the cost of investments of $92,827,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $49,605,000, the aggregate gross unrealized depreciation was $7,614,000 and the net unrealized appreciation of investments was $41,991,000.
(a) The following securities are subject to legal or contractual restrictions on sale. They were valued at cost on the dates of acquisition and at fair value as determined by the board of trustees of the Fund as of December 31, 1995. The aggregate value of restricted securities was $685,000, or 0.5% of net assets, at December 31, 1995.
  Growth Environmental, Inc. $580,000 face amount convertible debt purchased in May, 1994 at a cost of $580,000.
  Retirement Care Associates, Inc. 84,656 shares purchased in July, 1995 at a cost of $683,000 and 16,537 shares purchased in August, 1995 at a cost of $133,000.
  Zam's, Inc. $600,000 face amount convertible debt purchased in November, 1993 at a cost of $600,000.

                                       7
See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995
(in thousands)

ASSETS:
  Investment securities at market value (Cost: $92,827)            $134,818
  Receivables:
    Fund shares sold                                            79
    Securities sold                                          1,176
    Dividends and interest                                     100
                                                             -----
      Total Receivables                                               1,355
  Prepaid expenses                                                       27
                                                                   --------
      Total Assets                                                  136,200
LIABILITIES:
  Cash overdraft                                                         61
  Options written, at value (Premiums received: $1,493)                 835
  Payables:
    Fund shares redeemed                                       181
    Securities purchased                                       260
    Payable to adviser                                         112
    Payable to distributor                                      40
                                                             -----
      Total Payables                                                    593
  Accrued expenses                                                       48
                                                                   --------
      Total Liabilities                                               1,537
NET ASSETS                                                         $134,663
                                                                   ========
ANALYSIS OF NET ASSETS:
  Aggregate paid in capital                                        $ 85,853
  Accumulated net realized gain from investment transactions          6,161
  Net unrealized appreciation of investments                         42,649
                                                                   --------
    Net assets                                                     $134,663
                                                                   ========
THE PRICING OF SHARES:
  Net asset value, offering and redemption price per share
   ($134,663 divided by 4,630 shares outstanding)                  $  29.09
                                                                   ========

                See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

Year ended December 31, 1995
(in thousands)

INVESTMENT INCOME:
  Dividends                                              $114
  Interest                                                448
                                                         ----
    Total Investment Income                                   $   562
EXPENSES:
  Advisory fees                                           488
  Management fees                                         463
  Distribution fees                                       405
  Custodian fees                                          182
  Shareholder servicing fees                              174
  Transfer agent fees                                     151
  Professional fees                                       103
  Shareholder reports                                      35
  Registration fees                                        29
  Insurance                                                 9
  Trustee fees                                              9
  Other                                                     4
                                                         ----
    Total Expenses                                              2,052
                                                              -------
NET INVESTMENT LOSS BEFORE EXPENSE REIMBURSEMENT               (1,490)
  Expense reimbursement                                            49
                                                              -------
NET INVESTMENT LOSS                                            (1,441)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions               13,550
  Net realized loss from covered call options written          (1,170)
                                                              -------
    Total net realized gain on investments                     12,380
  Increase in unrealized appreciation of investments           27,643
                                                              -------
    Net realized and unrealized gain on investments            40,023
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $38,582
                                                              =======

                See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                          ------------------
                                                            1995      1994
                                                          --------  --------
FROM OPERATIONS:
  Net investment loss                                     $ (1,441) $   (979)
  Net realized gain (loss) from investment transactions     12,380       (17)
  Increase (decrease) in unrealized appreciation of
   investments                                              27,643    (3,046)
                                                          --------  --------
  Net increase (decrease) in net assets resulting from
   operations                                               38,582    (4,042)
                                                          --------  --------
FROM DISTRIBUTIONS:
  Distributions from net realized gains on investments      (6,202)       --
                                                          --------  --------
FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          54,110    26,882
  Shares issued in reinvestment of distribution              5,983        --
  Redemption of shares                                     (47,824)  (37,150)
                                                          --------  --------
  Net increase (decrease) from capital share transactions   12,269   (10,268)
                                                          --------  --------
  Total increase (decrease) in net assets                   44,649   (14,310)
NET ASSETS:
  Beginning of year                                         90,014   104,324
                                                          --------  --------
  End of year                                             $134,663  $ 90,014
                                                          ========  ========


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1995
1. SIGNIFICANT ACCOUNTING POLICIES

Description of Business. The Oberweis Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous portfolios under various trading strategies. Effective January 1, 1996, the Trust consists of two portfolios: the Oberweis Emerging Growth Portfolio (the "Fund"), which prior to January 1, 1996 was known as the Oberweis Emerging Growth Fund, and the Oberweis Micro-Cap Portfolio.

Investment valuation. Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day's bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized costs.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on date of expiration.

Repurchase agreements. Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Federal income taxes and dividends to shareholders. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. A dividend consisting of net long term realized gains from the sale of securities of $6,202,000 in 1995 was paid to shareholders of record on November 27, 1995.

2. TRANSACTIONS WITH AFFILIATES

The Fund has written agreements with Oberweis Asset Management, Inc. ("OAM") as the Fund's investment adviser, manager and primary shareholder service agent; and The Chicago Corporation ("TCC") as the Fund's principal distributor.

Advisory agreement. During the year ended December 31, 1995, the Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50,000,000. For the year ended December 31, 1995, the Fund incurred an advisory fee totalling $488,000.

Management agreement. During the year ended December 31, 1995, for management services and facilities furnished, the Fund paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 1995, the Fund incurred a management fee totalling $463,000.

Expense Reimbursement. OAM is obligated to reduce its management fees or reimburse the Fund to the extent that total ordinary operating expense, as defined, exceed in any one year the following amounts expressed as a percentage of the Fund's average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000; or such lower percentage as may be required by any state where the Fund's shares are registered. For the year ended December 31, 1995, OAM reimbursed the Fund $49,000.

Officers and trustees. Certain officers or trustees of the Fund are also officers or directors of OAM. During the year ended December 31, 1995, the fund made no direct payments to its officers and paid $9,000 to its unaffiliated trustees. James D. Oberweis, the Fund's portfolio manager, is employed by OAM and TCC.

Distribution and shareholder service expense. The Fund has a distribution agreement with TCC. For services under the distribution agreement, the Fund pays TCC a fee at the annual rate of .35% of the average daily net assets and reimbursement for certain out-of-pocket expenses. For the year ended December 31, 1995, the Fund incurred a distibution fee totalling $405,000. The Fund has a shareholder service agreement with OAM. For services under the shareholder service agreement, the Fund pays OAM a fee at the annual rate of .15% of the average daily net assets and reimbursement for certain out-of-pocket expenses. For the year ended December 31, 1995, the Fund incurred a shareholder service fee totalling $174,000.

Commissions. The Fund pays TCC for executing some of the Fund's agency security transactions at competitive rates, typically $.03 to $.05 per share. For the year ended December 31, 1995, the Fund paid commissions of $35,000 to TCC.

3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 1995, other than options written and money market investments, aggregated $92,742,000 and $91,551,000, respectively.

Transactions in options written for the year ended December 31, 1995, were as follows:

                                  NUMBER OF  PREMIUMS
                                  CONTRACTS  RECEIVED
                                  --------- ----------
Options outstanding at beginning
 of year                               245  $   53,000
Options written                     27,988   4,908,000
Options expired                    (13,655) (1,812,000)
Options closed                      (6,600) (1,112,000)
Options assigned                    (4,108)   (544,000)
                                   -------  ----------
Options outstanding at end of
 year                                3,870  $1,493,000

The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund.

4. CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund:

                                       YEARS ENDED DECEMBER 31,
                            -------------------------------------------------
                                     1995                     1994
                            -----------------------  ------------------------
                              SHARES      AMOUNT       SHARES       AMOUNT
                            ----------  -----------  ----------  ------------
Shares sold                  2,039,000  $54,110,000   1,272,000  $ 26,882,000
Shares issued in
 reinvestment of dividends     208,000    5,983,000          --            --
Less shares redeemed        (1,820,000) (47,824,000) (1,771,000)  (37,150,000)
                            ----------  -----------  ----------  ------------
Net increase (decrease)
 from capital share
 transactions                  427,000  $12,269,000    (499,000) $(10,268,000)

FINANCIAL HIGHLIGHTS


Per share income and capital changes for a share outstanding throughout the year is as follows (c):

                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------
                           1995        1994      1993        1992        1991
                         --------     -------  --------     -------     -------
Net asset value at
 beginning of year       $  21.41     $ 22.19  $  20.90     $ 18.39     $ 12.11
Income from investment
 operations:
Net investment loss          (.33)       (.22)     (.22)       (.21)       (.09)
Net realized and
 unrealized gain (loss)
 on investments              9.43        (.56)     2.25        2.72       10.64
                         --------     -------  --------     -------     -------
Total from investment
 operations                  9.10        (.78)     2.03        2.51       10.55
Less Distributions:
Distribution from net
 realized gains on
 investments                (1.42)         --      (.74)         --       (4.27)
                         --------     -------  --------     -------     -------
Net asset value at end
 of year                 $  29.09     $ 21.41  $  22.19     $ 20.90     $ 18.39
                         ========     =======  ========     =======     =======
Total Return (%) (b)         42.6        (3.5)      9.7        13.7        87.1
Ratio/Supplemental Data
 Net Assets at end of
 year (in thousands)     $134,663     $90,014  $104,324     $54,063     $19,730
Ratio of expenses to
 average net assets (%)      1.73 (a)    1.78      1.80 (a)    1.99 (a)    2.13 (a)
Ratio of net investment
 loss to average net
 assets (%)                 (1.24)      (1.06)    (1.04)      (1.14)      (1.27)
Portfolio turnover rate
 (%)                           79          66        70          63         114

--------
Notes:
(a) Net of expense reimbursement from related parties. Expense ratios would have been 1.77%, 1.82%, 2.41%, and 3.01% for 1995, 1993, 1992, and 1991,
    respectively before expense reimbursement.
(b) A sales load of 4% was charged until December 31, 1991 and is not reflected in the total return figures above.
(c) The per share data was determined using average shares outstanding during the year.

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders Oberweis Emerging Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Oberweis Emerging Growth Portfolio (formerly known as Oberweis Emerging Growth Fund), a series of The Oberweis Funds, as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years prior to 1994 were audited by other auditors whose report dated February 6, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oberweis Emerging Growth Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

Chicago, Illinois
January 30, 1996

                                       LOGO     OBERWEIS
                                                EMERGING GROWTH
                                                PORTFOLIO



--------------------------------------------------------------------------------

James D. Oberweis            Peter H. Wendell
Trustee and President        Trustee

Douglas P. Hoffmeyer         Thomas J. Burke
Trustee                      Trustee

Patrick B. Joyce             Edward F. Streit
Executive Vice President     Trustee
Treasurer
                             Martin L. Yokosawa
James M. Roberts             Vice President
Vice President
                             Anita I. Mraz
Mary Jane Murphy             Secretary
Assistant Secretary

MANAGER AND INVESTMENT ADVISOR
Oberweis Asset Management, Inc.
One Constitution Drive, Aurora,
Illinois 60506
(800) 323-6166

DISTRIBUTOR
The Chicago Corporation
208 South LaSalle, Chicago,
Illinois 60604

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419042, Kansas City,
Missouri 64141
(800) 245-7311

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Chicago,
Illinois 60601

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive, Chicago,
Illinois 60606

LOGO                                                 ANNUAL REPORT
     OBERWEIS                            ---------------------------------------
     EMERGING GROWTH                                DECEMBER 31, 1995
     PORTFOLIO

     ONE CONSTITUTION DRIVE
     AURORA, IL 60506
     (800) 323-6166